Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of J-Star Holding Co., Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jing-Bin Chiang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2026

By:	/s/ Jing-Bin Chiang
Name:	Jing-Bin Chiang
Title:	Chief Executive Officer